SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 11, 2002

HEI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-10078	41-0944876

(Commission File Number)	(IRS Employer Identification No.)

6385 Old Shady Oak Road, Suite 280 Eden Prairie Minnesota	55344

(Address of Principal Executive Offices)	(Zip Code)

952-443-2500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
INDEX TO EXHIBITS
Forwarding Materials of April 11, 2002

Item 9.	Regulation FD Disclosure

     On April 11, 2002, HEI, Inc. management is forwarding information to analysts related to the upcoming Wireless Design Conference. A copy of the forwarding materials of the company’s Chief Executive Officer is filed as Exhibit 99.1 hereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 11th day of April, 2002.

HEI, Inc. By: /s/ Anthony J. Fant Anthony J. Fant Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Forwarding materials of April 11, 2002.

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